Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of FR XIII WES Holdings LLC, FR WES Co-Investment LP, FR XIII WES Holdings Parent LLC, FR XIII Charlie AIV, L.P., First Reserve GP XIII, L.P., First Reserve GP XIII Limited, and William E. Macaulay, on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Western Gas Partners, LP, a Delaware limited partnership, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 13th day of April 2017.

FR XIII WES HOLDINGS, LLC
By:	FR XIII West Holdings Parent LLC, managing member
By:	FR XIII Charlie AIV, L.P., managing member
By:	First Reserve GP XIII, L.P., its general partner
By:	First Reserve GP XIII Limited, its general partner

By:	/s/ Gary D. Reaves
Name:	Gary D. Reaves
Title:	Managing Director

FR WES CO-INVESTMENT LP
By:	First Reserve GP XIII Limited, its general partner

By:	/s/ Gary D. Reaves
Name:	Gary D. Reaves
Title:	Managing Director

[Western Gas Partners, LP – Joint Filing Agreement]

FR XIII WES HOLDINGS PARENT LLC
By:	FR XIII Charlie AIV, L.P., managing member
By:	First Reserve GP XIII, L.P., its general partner
By:	First Reserve GP XIII Limited, its general partner

By:	/s/ Gary D. Reaves
Name:	Gary D. Reaves
Title:	Managing Director

FR XIII CHARLIE AIV, L.P.
By:	First Reserve GP XIII, L.P., its general partner
By:	First Reserve GP XIII Limited, its general partner

By:	/s/ Gary D. Reaves
Name:	Gary D. Reaves
Title:	Managing Director

FIRST RESERVE GP XIII, L.P.
By:	First Reserve GP XIII Limited, its general partner

By:	/s/ Gary D. Reaves
Name:	Gary D. Reaves
Title:	Managing Director

FIRST RESERVE GP XIII LIMITED

By:	/s/ Gary D. Reaves
Name:	Gary D. Reaves
Title:	Managing Director

WILLIAM E. MACAULAY

By:	Anne E. Gold
Name:	Anne E. Gold
Title:	Attorney-in-Fact

[Western Gas Partners, LP – Joint Filing Agreement]